Loss Per Share	3 Months Ended
Mar. 31, 2011
Loss Per Share
Loss Per Share

(6) Loss Per Share

For the three month periods ended March 31, 2011 and March 31, 2010, basic and diluted loss per share ("EPS") were calculated as follows:

	Three Months Ended March 31, 2011		Three Months Ended March 31, 2010
In millions, except per share amounts	Basic	Diluted	Basic	Diluted
EPS Numerator:
Net loss allocable to common stockholders	$(4.5)	$(4.5)	$(9.6)	$(9.6)

EPS Denominator:
Weighted-average shares outstanding	228.9	228.9	226.8	226.8

Loss per share	$(0.02)	$(0.02)	$(0.04)	$(0.04)

On February 1, 2011, we issued 2.1 million shares to SunEdison's former unit holders as part of the contingent consideration pursuant to the terms of the acquisition agreement. Approximately $7.4 million of the initial stock consideration due to SunEdison's former unit holders is currently held in escrow pursuant to the terms of the acquisition agreement as of March 31, 2011. The shares held in escrow are pending resolution of indemnification claims.

For the three months ended March 31, 2011 and March 31, 2010, all options to purchase MEMC stock and all restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss attributable to MEMC common stockholders for the period.